UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 15, 2021

LIBERTY OILFIELD SERVICES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38081	81-4891595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
950 17th Street, Suite 2400
Denver, Colorado 80202
(Address and Zip Code of Principal Executive Offices)
(303) 515-2800
(Registrant’s Telephone Number, Including Area Code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Class A Common Stock, par value $0.01	LBRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The following information is being reported pursuant to Section 5.02(b) of Form 8-K:
On June 15, 2021, Brett Staffieri resigned from the Board of Directors (the “Board”) of Liberty Oilfield Services Inc. (the “Company”). Mr. Staffieri’s resignation was not due to a disagreement between the Company and Mr. Staffieri relating to the Company’s operations, policies or practices.
The following information is being reported pursuant to Section 5.02(d) of Form 8-K:
Effective on June 15, 2021 and in connection with Mr. Staffieri’s resignation, Audrey Robertson was appointed to the Board. Ms. Robertson is not related to any officer or director of the Company. As compensation for her service on the Board, Ms. Robertson will receive the Company’s standard compensation for non-employee directors. There are no arrangements or understandings between Ms. Robertson and any other persons pursuant to which she will serve as a director.
Ms. Robertson serves as Chief Financial Officer of Franklin Mountain Energy, LLC (“Franklin Mountain”). The Company anticipates that it will perform hydraulic fracturing services for Franklin Mountain during 2021, and that the amount of these services will constitute less than 1% of the Company’s consolidated revenues for the year. Except as disclosed immediately above, there are no transactions or relationships between Ms. Robertson and the Company that would be required to be reported under Item 404(a) of Regulation S-K.
A copy of the press release announcing the appointment of Ms. Robertson is filed as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 15, 2021

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY OILFIELD SERVICES INC.

Dated: June 15, 2021	By:	/s/ R. Sean Elliott
R. Sean Elliott
Vice President, General Counsel and Corporate Secretary